UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 13, 2015

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

HomeStreet, Inc. (the “Company”) is furnishing herewith a slide presentation that executive management intends to use from time to time in meetings with investors and analysts. The presentation summarizes the Company’s approach to hedging and risk management of Mortgage Servicing Rights, which the Company believes is consistent with prevailing market practices. The slide presentation is included as Exhibit 99.1 to this report and will be available on HomeStreet's investor relations web site at http://ir.homestreet.com.

The presentation includes forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and the rules under each of those statutes. In particular, the statements herein and therein are subject to a number of risks and uncertainties, including fluctuations in market interest rates; the demand for purchase and refinance mortgage originations; local and regional factors that affect the demand for housing; economic conditions and government incentives that affect the availability and pricing of mortgages; and regulatory factors that affect the origination of mortgages and the secondary markets therefor. Please refer to the registrant’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and our other filings made from time to time with the Securities and Exchange Commission for a partial list of cautionary statements about facts, circumstances, conditions and risks that may cause us to deviate from the expectations set forth in this presentation.

The information reported in this report, including the materials attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1     HomeStreet, Inc. slide presentation on Mortgage Servicing Rights - hedging and risk management

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 16, 2015.

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate
Secretary